EXHIBIT 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated August 8, 2013 (this “Agreement”), is entered into by and among Seamless GrubHub Holdings Inc., a Delaware corporation (the “Company”), and each of persons listed on Annex A on the date of this Agreement (collectively, the “Initial Holders”, and as such Annex A is updated and amended pursuant to Section 12(b) hereof, the “Holders”)). Capitalized terms used herein shall have the meanings ascribed thereto in Section 1.

W I T N E S S E T H:

WHEREAS, the Initial Holders and the Company are parties to that certain Stockholders’ Agreement of the Company of even date herewith (as the same may hereafter be amended, modified or supplemented from time to time, the “Stockholders’ Agreement”);

WHEREAS, the Company has agreed to provide registration rights with respect to the Registrable Securities as forth in this Agreement.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

Section 1. Definitions.

(a) Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1(a):

“Action” shall mean any claim, suit, action, or proceeding, whether at law or at equity, before or by any Governmental Authority.

“Agreement” shall have the meaning given in the Preamble.

“Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise; provided, however, that for purposes of this Agreement, none of the Company or any of its Subsidiaries shall be considered an Affiliate of any Holder.

“Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, (i) has or shares voting power which includes the power to vote, or to direct the voting of, such security; (ii) has or shares investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 under the Exchange Act and/or (iii) enters into any derivative transaction, or owns any derivative security, which gives such Person the substantial economic equivalent of ownership of an amount of such securities due to the fact that the value of the derivative is determined by reference to the price or value of such securities, without regard to whether (A) such derivative conveys any voting rights in such securities to such Person, (B) the derivative is required to be, or capable of being, settled through delivery of such securities, or (C) such Person may have entered into other transactions that hedge the economic effect of such derivative; and in determining the number of securities deemed Beneficially Owned by operation of this clause (iii), the subject Person shall be deemed to Beneficially Own (without duplication) the number of securities that are synthetically owned pursuant to such derivative transactions or such derivative securities; provided that for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of sixty (60) days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing). For purposes of this Agreement, a Person shall be deemed to Beneficially Own any securities Beneficially Owned by its controlled Affiliates (including as Affiliates for this purpose its officers and directors) or any Group of which such Person or any such Affiliate is or becomes a member. The terms “Beneficially Own” and “Beneficially Owned” shall have correlative meanings to “Beneficial Ownership.”

“Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York, New York are generally authorized or obligated by applicable Law or executive order to close.

“Chosen Courts” shall have the meaning given in Section 12(a)(ii).

“Common Stock” shall mean the common stock of the Company, $0.0001 par value.

“Company Securities” shall mean (i) the Common Stock and (ii) the Preferred Stock, including (without duplication) any shares of capital stock into which Company Securities may be converted (as a result of recapitalization, share exchange or similar event) or are issued with respect to Company Securities, including, without limitation, with respect to any stock split or stock dividend, or a successor security.

“Demand Notice” shall have the meaning given in Section 2(a)(i).

“Demand Registration” shall have the meaning given in Section 2(a)(i).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“FINRA” shall mean the Financial Industry Regulatory Authority or any successor Governmental Authority.

“Governmental Authority” shall mean any government or governmental or regulatory body thereof, or political subdivision thereof, whether foreign, multi-national or other supra-national, national, federal, regional, state or local or any agency, instrumentality, authority, department, commission, board or bureau thereof, or any court or similar judicial body.

“Group” shall have the meaning given such term in Section 13(d)(3) of the Exchange Act.

“GrubHub Qualified Holders” shall mean, the Persons set forth on Schedule III hereto, or any successor thereof, and any Permitted Transferee of such Persons that owns Registrable Securities and delivers to the Company a duly executed Joinder Agreement in accordance with Section 12(e), and “GrubHub Qualified Holder” means any of the GrubHub Qualified Holders.

“Holder Counsel” shall have the meaning given in Section 6(a).

“Holders” shall have the meaning given in the Preamble.

“Indemnified Party” shall have the meaning given in Section 8(c).

“Indemnifying Party” shall have the meaning given in Section 8(c).

“Initial Holders” shall have the meaning given in the Preamble.

“IPO” shall mean the first underwritten public offering of any class of capital stock of the Company registered with the SEC for cash pursuant to an effective registration statement (other than on Form S-4, S-8 or their equivalent) under the Securities Act.

“Law” shall mean any law, statute, code, ordinance, rule or regulation of any Governmental Authority.

“Losses” shall have the meaning given in Section 8(a).

“Marketed Underwritten Offering” shall have the meaning given in Section 6(n).

“Permitted Transferee” shall have the meaning given in the Stockholders’ Agreement.

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity.

“Piggyback Notice” shall have the meaning given in Section 3(a).

“Piggyback Registration” shall have the meaning given in Section 3(a).

“Preferred Stock” shall mean the Series A Preferred Stock of the Company, $0.0001 par value, and any other class of preferred stock issued by the Company from time to time in accordance with the terms of the Stockholders’ Agreement.

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Securities” shall mean (i) all shares of Common Stock issued to the Holders and (ii) any securities issuable with respect to any of the securities identified in clause (i) by way of share split, share dividend, recapitalization, exchange, merger, consolidation or similar event or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) they are distributed pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act), (iii) they shall have ceased to be outstanding, (iv) they shall have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities or (v) the holder of such Registrable Securities does not then beneficially own more than 1% of such class of securities (together with any Affiliate of such holder with whom such holder must aggregate sales under Rule 144) and they can be sold in any three (3) month period without registration in compliance with Rule 144. No Registrable Securities may be registered under more than one Registration Statement at any one time.

“Registration Statement” shall mean any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Requisite Holders” shall mean any of (x) one or more Holders of a majority (combined if more than one Holder) of the then outstanding Registrable Securities held by all of the SHC Qualified Holders, (y) one or more Holders of a majority (combined if more than one Holder) of the then outstanding Registrable Securities held by all of the Spectrum Qualified Holders or (z) one or more Holders of a majority (combined if more than one Holder) of the then outstanding Registrable Securities held by all of the GrubHub Qualified Holders, as the case may be.

“Rule 144” shall mean Rule 144 (or any successor provisions) under the Securities Act.

“SEC” shall mean the U.S. Securities and Exchange Commission or any successor Governmental Authority.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“SHC Qualified Holders” shall mean, the Persons set forth on Schedule I hereto, or any successor thereof, and any Permitted Transferee of such Persons that owns Registrable Securities and delivers to the Company a duly executed Joinder Agreement in accordance with Section 12(e), and “SHC Qualified Holder” means any of the SHC Qualified Holders.

“Shelf Registration Statement” shall have the meaning given in Section 2(a)(ii).

“Shelf Underwritten Offering” shall have the meaning given in Section 4.

“Spectrum Qualified Holders” shall mean the Persons set forth on Schedule II hereto, or any successor thereof, and any Permitted Transferee of such Persons that owns Registrable Securities and delivers to the Company a duly executed Joinder Agreement in accordance with Section 12(e), and “Spectrum Qualified Holder” means any of the Spectrum Qualified Holders.

“Subsidiary” shall mean, with respect to any Person, any entity of which (i) a majority of the total voting power of shares of stock or equivalent ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, trustees or other members of the applicable governing body thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if no such governing body exists at such entity, a majority of the total voting power of shares of stock or equivalent ownership interests of the entity is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing member or general partner of such limited liability company, partnership, association or other business entity.

“Take-Down Notice” shall have the meaning given in Section 4.

“Underwritten Registration” or “Underwritten Offering” shall mean a registration in which Company Securities are sold to an underwriter or underwriters for reoffering to the public.

Section 2. Demand Registrations.

(a) Requests for Registration.

(i) Subject to this Section 2, following any IPO, the Requisite Holders shall have the right, by delivering a written notice to the Company, to require the Company to register, pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the number of Registrable Securities requested to be so registered pursuant to the terms of this Agreement (any such written notice, a “Demand Notice” and any such registration, a “Demand Registration”). Following receipt of a Demand Notice for a Demand Registration in accordance with this Section 2(a), the Company shall use its reasonable best efforts to file a Registration Statement (such

Registration Statement may be a long form Registration Statement) as promptly as practicable and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

(ii) All requests made by Requisite Holders pursuant to this Section 2 shall specify the aggregate number of Registrable Securities to be registered, which aggregate number shall represent at least $25,000,000 of the Registrable Securities held by all of the Holders immediately prior to the Demand Registration, the number of Registrable Securities to be included by each participating Holder (including the identity of each participating Holder) and the intended method of disposition thereof (including whether the intended method of disposition is pursuant to an Underwritten Offering and/or by a shelf registration statement filed on Form S-3 (or other available form selected by the Company that permits forward incorporation of reports filed pursuant to the Exchange Act), if the Company is eligible to use such a form, for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”), subject to Section 2(a)(iv)).

(iii) The Company shall be required to use its reasonable best efforts to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least 180 days after the effective date thereof or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that subject to the express limitations of Section 2(a)(iv) below, the Company shall use its reasonable best efforts to file and keep any Shelf Registration Statement (filed pursuant to a Demand Registration) continuously effective for a period of up to 180 days or until such shorter time as each of the Registrable Securities registered pursuant to such Shelf Registration Statement has been sold.

(iv) Notwithstanding anything contained in this Agreement to the contrary, in no event shall the Company be obligated to prepare and file (x) any Registration Statement unless the selling Holders expect in good faith to sell Registrable Securities in connection therewith for an aggregate gross sales price of at least $25,000,000 and (y) any Shelf Registration Statement unless the selling Holders expect in good faith to sell Registrable Securities in connection therewith for an aggregate gross sales price of at least $25,000,000 within 180 days after the effective date of such Shelf Registration Statement; and provided, that if the aggregate gross sales price of such Registrable Securities actually sold within 180 days after the effective date of such Shelf Registration Statement is less than $25,000,000, the Company shall be under no continuing ongoing obligation to maintain the effectiveness of such Shelf Registration Statement pursuant to this Agreement.

(b) Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment Underwritten Offering, and the managing underwriter(s) advise the selling Holders that, in its view, the total number or dollar amount of Registrable Securities and other Company Securities proposed to be sold in such Underwritten Offering is such as to adversely affect the success of such

Underwritten Offering (including, without limitation, Company Securities proposed to be included by other holders of Company Securities entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights), then there shall be included in such firm commitment Underwritten Offering the number or dollar amount of Registrable Securities and other Company Securities that in the opinion of such managing underwriter(s) can be sold without adversely affecting such Underwritten Offering, and such number of Registrable Securities and other Company Securities shall be allocated as follows:

(i) first, pro rata among the selling Holders (which, for the avoidance of doubt, shall include any SHC Qualified Holders, any Spectrum Qualified Holders and any GrubHub Qualified Holders who have requested to include Registrable Securities in such Registration Statement pursuant to Section 3 herein) on the basis of the relative number of Registrable Securities (on an as-converted basis) so requested to be included in such Registration Statement by each Holder;

(ii) second, pro rata among the other holders of Company Securities entitled and electing to include securities in such Registration Statement pursuant to registration rights that entitle such holders to participate on the same basis as such selling Holders, on the basis of the percentage of Company Securities (on an as-converted basis) requested to be included in such Registration Statement by all such holders in this clause (ii); and

(iii) third, any other Company Securities proposed to be registered for the account of any other Persons (including the Company), with such priorities among them as such Persons shall determine.

No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.

(c) Postponement of Demand Registration. The Company shall be entitled to postpone for a period not to exceed 60 days after receipt of any Demand Notice the filing of a Registration Statement pursuant to a Demand Registration if the Company determines in the good faith judgment of the Board of Directors, that such registration and offering would (x) have a material adverse effect on any proposal or plan by the Registrant to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization, financing or similar transaction or (y) require disclosure of information that has not been disclosed to the public, the premature disclosure of which would be materially harmful to the Company; provided, that the Company shall not be permitted to exercise such postponement right more than once in any 12-month period. If the Company shall so postpone the filing of a Registration Statement, the Requisite Holders shall have the right to withdraw the request for registration by giving written notice to the Company (and to any other selling Holders participating in such proposed offering) at any time prior to the anticipated termination date of the postponement period, as provided in any notice delivered by the Company to the Requisite Holders who had initiated the Demand Registration.

(d) Limitations on Registration Requests. Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to:

(i) effect more than two (2) Demand Registrations on behalf of the Spectrum Qualified Holders;

(ii) effect more than six (6) Demand Registrations on behalf of the SHC Qualified Holders;

(iii) effect more than six (6) Demand Registrations on behalf of the GrubHub Qualified Holders; or

(iv) file a Registration Statement pursuant to a Demand Registration within a period of 90 days after the effective date of any other registration statement.

Notwithstanding Section 2(d)(i), any request by the Requisite Holders to file a Shelf Registration Statement shall not be deemed to be a Demand Registration for purposes of this Section 2(d); provided, however, that the Company shall not be obligated to file and cause to become effective more than one Shelf Registration Statement in any 12-month period. No Demand Registration shall be deemed to have occurred for purposes of this Section 2(d) if: (i) the Registration Statement relating thereto does not become effective, (ii) the Registration Statement relating thereto is not maintained effective for the period required pursuant to this Section 2 (subject to the limitations of Section 2(a)(iv) for shelf registrations), (iii) the Registration Statement relating thereto the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, (iv) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than by reason of some act or omission by any Holder, or (v) less than 90% of the Registrable Securities requested to be included in such Registration Statement are included.

(e) Revocation of Demand Notice. At any time before the effective date of the Registration Statement relating to a registration of Registrable Securities, the Requisite Holders who provided the Demand Notice with respect to such Demand Registration, on behalf of all of the selling Holders, may revoke such request without liability to such selling Holders, by providing written notice to the Company revoking such request. If such Requisite Holders revoke such request, such request shall be considered to be a Demand Registration in accordance with Section 2(d) unless (i) such revocation was made in accordance with Section 2(c); (ii) such revocation was made as a result of material information delivered in writing concerning the business or financial condition of the Company that is made known to the Holders after the date on which such registration was requested; or (iii) the Requisite Holders that initiated the applicable Demand Registration reimburse the Company for all out-of-pocket expenses of the Company related to such revoked request.

Section 3. Piggyback Registration.

(a) Right to Piggyback.

(i) If the Company proposes to file a registration statement under the Securities Act with respect to an offering of Company Securities whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto, (ii) filed in connection with an exchange offer or any employee benefit or dividend reinvestment plan, or (iii) otherwise in connection with a direct or indirect acquisition or consolidation involving the Company), then, each such time, the Company shall give prompt written notice of such proposed filing at least twenty (20) days before the anticipated filing date (the “Piggyback Notice”) to the Holders. The Piggyback Notice shall offer the Holders the opportunity to include (or cause to be included) in such registration statement Registrable Securities (a “Piggyback Registration”). The Company shall, subject to the provisions of Section 3(b) hereof, include in each such Piggyback Registration all Registrable Securities with respect to which the Company received a written request from the Holders for inclusion therein within fifteen (15) days after such Piggyback Notice is deemed given to the Holders as provided in Section 12(c).

(ii) Notwithstanding anything to the contrary set forth herein, if such Piggyback Registration involves an Underwritten Offering, each Holder participating in such Piggyback Registration must sell its Registrable Securities to the selected underwriters on the same terms and conditions (including any lock-up obligations; provided, however, that no such Holder shall be required to make representations and warranties, or provide any indemnity, in connection with any such registration other than representations and warranties (or indemnities with respect thereto) as to (i) such Holder’s ownership of his, hers or its Registrable Securities to be transferred free and clear of all liens, claims and encumbrances, (ii) such Holder’s power and authority to effect such transfer and (iii) matters pertaining to compliance with securities laws by such Holder as may be reasonably requested) applicable to the Company or any other holders of Company Securities on whose behalf the Piggyback Registration was initiated. If at any time after giving a Piggyback Notice pursuant to this Section 3(a) and before the effective date of the applicable registration statement, the Company shall determine for any reason not to register the Company Securities it had proposed to register, the Company shall give notice to all Holders requesting Piggyback Registration and the Company shall be relieved of its obligations to register any Company Securities to be registered pursuant to this Section 3(a).

(b) Priority on Piggyback Registrations. The Company shall use reasonable best efforts to cause the managing underwriter(s) of a proposed Underwritten Offering to permit the participating Holders governed by a Piggyback Notice submitted in connection with such Underwritten Offering pursuant to Section 3(a) to include in such Underwritten Offering all Registrable Securities included in such Piggyback Notice on the same terms and conditions as any other shares of Company Securities included in such Underwritten Offering.

(c) If the managing underwriter(s) of a proposed Underwritten Offering in connection with which a Piggyback Notice was submitted by the Holders have informed the Company that, in its (their) view, the total number or dollar amount of Company Securities that such Holders, the Company and any other Persons having rights to participate in such registration proposed to be sold in such Underwritten Offering is such as to adversely affect the success of such Underwritten Offering, then the amount of Company Securities to be offered in such registration by the participating Holders shall be reduced to the extent necessary to reduce the total amount of Company Securities to be included in such Underwritten Offering to the amount recommended by such managing underwriter(s) and such number of Registrable Securities and other Company Securities shall be allocated as follows:

(i) Priority on Company Registrations. If a Piggyback Registration is not a Demand Registration by the Requisite Holders and is a Company registration: (1) if such registration is the Company’s IPO, (A) first, the securities the Company proposes to sell, (B) second, pro rata among the selling Holders participating in such Piggyback Registration pursuant to Section 3(a) (which, for the avoidance of doubt, shall include any SHC Qualified Holders, any Spectrum Qualified Holders and any GrubHub Qualified Holders who have requested to include Registrable Securities in such Registration Statement pursuant to this Section 3) and other holders of Company Securities entitled and electing to include securities in such Registration Statement pursuant to registration rights that entitle such holders to participate on the same basis as such selling Holders, on the basis of the percentage of Company Securities (on an as-converted basis) requested to be included in such Registration Statement by all such holders in this clause (B), and (C) third, other securities requested to be included in such registration (for the avoidance of doubt, if such registration is the Company’s IPO and the managing underwriter(s) of the IPO inform the Company that sales of Company Securities by the participating Holders would, in its (their) view, adversely affect the success of such underwritten offering, then the participating Holders can be cut back so that no shares are sold by any participating Holder in the IPO); and (2) in any other case, (A) first, the securities the Company proposes to sell, (B) second, pro rata among the selling Holders participating in such Piggyback Registration pursuant to Section 3(a) (which, for the avoidance of doubt, shall include any SHC Qualified Holders, any Spectrum Qualified Holders and any GrubHub Qualified Holders who have requested to include Registrable Securities in such Registration Statement pursuant to this Section 3), on the basis of the relative number of Registrable Securities (on an as-converted basis) so requested to be included in such Piggyback Registration by each Holder, (C) third, other holders of Company Securities entitled and electing to include securities in such Registration Statement pursuant to registration rights that entitle such holders to participate on the same basis as such selling Holders, on the basis of the percentage of Company Securities (on an as-converted basis) requested to be included in such Registration Statement by all such holders in this clause (C), and (D) fourth, other securities requested to be included in such registration.

(ii) Priority on Demand Registrations of Other Persons. If a Piggyback Registration is not a Demand Registration by the Requisite Holders and is a demand registration of a Person other than the Company: (A) first, pro rata among the Person(s) (excluding the Company) proposing to sell pursuant to registration rights providing such a right to demand registration pursuant to the terms of such registration rights, and the selling Holders participating in such Piggyback Registration pursuant to Section 3(a) (which, for the avoidance of doubt, shall include any SHC Qualified Holders, any Spectrum Qualified Holders and any GrubHub Qualified Holders who have requested to include Registrable Securities in such Registration Statement pursuant to this Section 3), on the basis of the relative number of Company Securities (on an as-converted basis) entitled and electing to include securities in such Registration Statement, and (B) second, other holders of Company Securities entitled and electing to include securities in such Registration Statement pursuant to registration rights that entitle such holders to participate on the same basis as such selling Holders, on the basis of the percentage of Company Securities (on an as-converted basis) requested to be included in such Registration Statement by all such holders in this clause (B) and (C) second, other securities requested to be included in such registration.

Section 4. Shelf Take-Downs. At any time that a Shelf Registration Statement covering Registrable Securities pursuant to a Demand Registration is effective (for the avoidance of doubt, subject to the limitations of Section 2(a)(iv)), if the Requisite Holders (on behalf of the Holders) deliver a written notice to the Company (a “Take-Down Notice”) stating that such Holders intend to effect an Underwritten Offering of all or part of their Registrable Securities included on the Shelf Registration Statement (a “Shelf Underwritten Offering”) and stating the number of Registrable Securities to be included in the Shelf Underwritten Offering, then the Company shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Company Securities by any other holders pursuant to this Section 4). In connection with any Shelf Underwritten Offering:

(a) the Company shall deliver a copy of the Take-Down Notice to all other Persons holding Company Securities included on such Shelf Registration Statement and permit each such Person to include such Company Securities included on the Shelf Registration Statement in the Shelf Underwritten Offering if such Person notifies the Company within ten (10) Business Days after delivery of the Take-Down Notice to such Person; and

(b) in the event that the managing underwriter(s) determines that marketing factors (including an adverse effect on the per share offering price) require a limitation on the number of shares which would otherwise be included in such take-down, such managing underwriter(s) may limit the number of shares which would otherwise be included in such take-down offering in the same manner as described in Section 2(b) with respect to a limitation of shares to be included in a registration.

Section 5. Restrictions on Public Sale of Registrable Securities. Each Holder agrees, in connection with any Underwritten Offering of Common Stock pursuant to a Registration Statement (whether or not such Holder elected to include Registrable Securities in such Registration Statement), if requested (pursuant to a written notice) by the managing underwriter(s) in an Underwritten Offering, not to effect any public sale or distribution of any Registrable Securities (except as part of such Underwritten Offering), including a sale pursuant to Rule 144, or to make any short sale of, loan, grant any option for the purchase of, or otherwise dispose or transfer Beneficial Ownership of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, without the prior written consent of such managing underwriter(s), as the case may be, or to give any Demand Notice, in each case, during the period commencing on the date of the request (which shall be no earlier than ten (10) days prior to the expected “pricing” of such Underwritten Offering) and continuing for not more than ninety (90) days (or 180 days in the case of the IPO Registration Statement) after the date of the Prospectus (or Prospectus supplement if the offering is made pursuant to a “shelf” registration), or such shorter time as shall be required by the managing underwriter(s), pursuant to which such public offering shall be made, plus an extension period, which shall be no longer than twenty (20) days, as may be proposed by the managing underwriter(s), or such lesser period as is required by the managing underwriter(s); provided, that all holders of Common Stock (including shares of Common Stock issuable upon the conversion of convertible securities, or upon the exercise of options, warrants or other rights) holding not less than 1% of the then-outstanding Common Stock and all executive officers and directors of the Company (together with the Holders, the “Lockup Parties”) enter into similar agreements; and provided, further, that if the managing underwriter(s) consent to the disposition of all or a portion of the Registrable Securities held by any Lockup Party prior to the expiration of such “lock-up period” by its terms, then all other Lockup Parties will automatically be released from such restrictions as to the same percentage of each such Lockup Party’s Registrable Securities. The Company (except as part of the Underwritten Offering or pursuant to registrations on Form S-8 or Form S-4 or any successor form, a registration covering only an employee benefit plan (as defined in Rule 405 of the Securities Act) or a registration covering only securities proposed to be issued in exchange for securities or assets of another corporation) agrees, in connection with any Underwritten Offering of Common Stock pursuant to a Registration Statement, if requested (pursuant to a written notice) by the managing underwriter(s) in an Underwritten Offering, not to effect any public sale or distribution of any Registrable Securities (except as part of such Underwritten Offering), including a sale pursuant to Rule 144, or to make any short sale of, loan, grant any option for the purchase of, or otherwise dispose or transfer Beneficial Ownership of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company, without the prior written consent of such managing underwriter(s), as the case may be, during the period commencing on the date of the request (which shall be no earlier than ten (10) days prior to the expected “pricing” of such Underwritten Offering) and continuing for not more than 180 days after the date of the Prospectus (or Prospectus supplement if the offering is made pursuant to a “shelf” registration), or such shorter time as shall be required by the managing underwriter(s), pursuant to which such public offering shall be made, plus an extension period, which shall be no longer than twenty (20) days, as may be proposed by the managing underwriter(s), or such lesser period as is required by the managing underwriter(s).

Section 6. Registration Procedures. Subject to Section 2(a)(iv) and Section 2(c), if and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 and Section 3 hereof, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall cooperate in the sale of the Registrable Securities and shall, as expeditiously as possible:

(a) prepare and file with the SEC a Registration Statement or Registration Statements on such form or forms as the Company may select and as are available for the sale of the Registrable Securities by the applicable Holders thereof in accordance with such Holders’ intended method of distribution thereof (including by means of a Shelf Registration Statement), subject to Section 2(a)(iv)), and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the Holders of the

Registrable Securities covered by such Registration Statement, a single counsel selected by such participating Holders (the “Holder Counsel”) and the managing underwriter(s), if any, copies of all such documents proposed to be filed, including any comment letter from the SEC;

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;

(c) notify the Holder Counsel and the managing underwriter(s), if any, promptly, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state Governmental Authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, in light of the circumstances then existing, and, at the request of any Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(d) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practical;

(e) if requested by the managing underwriter(s), if any, or the Holders of the Registrable Securities being sold in connection with the applicable Underwritten Offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriter(s), if any, and such Holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 6(e) that are not, in the opinion of counsel for the Company, in compliance with applicable Law;

(f) furnish or make available to the Holder Counsel and each managing underwriter, if any, without charge, a conformed copy of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by the such selling Holders, the Holder Counsel or the managing underwriter(s));

(g) deliver to the selling Holders, the Holder Counsel, and the managing underwriter(s), if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto as such Persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 6, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and the managing underwriter(s), if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(h) prior to any public offering, use its reasonable best efforts to register or qualify or cooperate with the Holder Counsel and the managing underwriter(s), if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as the Holder Counsel or the managing underwriter(s) reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it or any of its Subsidiaries are not then so qualified or (ii) take any action that would subject it or any of its Subsidiaries to general service of process in any such jurisdiction where it is not then so subject;

(i) cooperate with the selling Holders and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold after receiving written representations from each selling Holder that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or such Holders may request at least two (2) Business Days prior to any sale of Registrable Securities in a firm commitment Underwritten Offering, but in any other such sale, within ten (10) Business Days prior to having to issue the securities;

(j) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(k) use its reasonable best efforts to cause all Registrable Securities to be offered in connection with any Underwritten Offering to be listed on a nationally recognized securities exchange (which, if shares of that particular class of Registrable Securities are at that time listed on an exchange, shall be that such exchange) prior to the effectiveness of the relevant Registration Statement;

(l) with respect to any sale of Registrable Securities pursuant to a firm commitment Underwritten Offering, enter into an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings, and in such connection, (i) make such representations and warranties to the selling Holders and the underwriters, if any, with respect to the business of the Company and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings, (ii) use its reasonable best efforts to furnish to the selling Holders opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), if any, and the Holder Counsel), addressed to each of the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the Holder Counsel and such underwriters, (iii) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to the Company and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with Underwritten Offerings, (iv) deliver such documents and certificates as may be reasonably requested by the Holders, the Holder Counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to Section 6(l)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Company and (v) take all such other actions as are customary in connection with Underwritten Offerings in order to facilitate the disposition of such Registrable Securities;

(m) make available for inspection by the Holders, the Holder Counsel, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such underwriter, at the offices where normally kept, during reasonable business hours, pertinent financial and other records and pertinent corporate documents of the Company and its Subsidiaries, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information is required by Law or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such Person. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Persons shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its Subsidiaries in violation of Law;

(n) in connection with each such registration for an Underwritten Offering, if requested by the Requisite Holders participating in such registration and the applicable managing underwriter(s), cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement, including participation in one reasonable “road show” in the United States (an offering contemplated by this Section 6(n), a “Marketed Underwritten Offering”) in connection with each such registration for an Underwritten Offering; and

(o) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request.

Each Holder agrees if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 6(c)(ii), 6(c)(iii) or 6(c)(iv) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus from the Company or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 2 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the Holder is required to discontinue disposition of such securities, subject in each case to the limitations of Section 2(a)(iv).

Section 7. Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the SEC and with the FINRA and (B) of compliance with securities or “Blue Sky” laws, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter(s), if any, or by the selling Holders), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, and (v) fees and disbursements of all independent certified public accountants referred to in Section 6(l)(iii) hereof (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other Persons, including special experts, retained by the Company shall be paid by the Company; provided, however, that the foregoing shall be subject to clause (ii) of the last sentence of Section 2(e) hereof, to the extent applicable.

Subject to clause (ii) of the last sentence of Section 2(e) hereof, the Company shall pay the reasonable fees and disbursements of one (1) Holder Counsel with respect to any Demand Registration (excluding any demand requesting a Shelf Registration Statement) to the extent applicable, but shall not be required to pay (i) fees and disbursements of any other counsel retained by any Holder or by any underwriter, or (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than as otherwise set forth in this Section 7). For the avoidance of doubt, each Holder shall bear all agent fees and commissions associated with the sale of Registrable Securities by such Holder.

Section 8. Indemnification.

(a) Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act, the Company shall indemnify and hold harmless, to the fullest extent permitted by Law, each Holder whose Registrable Securities are covered by a Registration Statement or Prospectus, and each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against any and all losses, liabilities, claims, obligations, deficiencies, demands, judgments, damages, interest, fines, penalties, claims, suits, actions, causes of action, assessments, awards, costs and expenses (including reasonable costs of investigation and defense and attorneys’ and other professionals’ fees), whether or not involving a third party claim (individually, a “Loss” and, collectively, “Losses”), as incurred, arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary Prospectus, contained therein or related thereto, or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, incident to any such registration, qualification, or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company will not be liable in any such case to the extent that any such Losses are caused by or contained in (A) any information furnished in writing to the Company or any managing underwriter(s) by such Holder expressly for use in such Registration Statement or (B) an untrue statement (or alleged untrue statement) or omission (or alleged omission) in a preliminary Prospectus relating to Registrable Securities, if a Prospectus (as then amended or supplemented) that would have cured the defect was furnished to the indemnified party from whom the Person asserting the claim giving rise to such Loss purchased Registrable Securities at least two (2) days prior to the written confirmation of the sale of the Registrable Securities to such Person and a copy of such Prospectus (as amended and supplemented) was not sent or given by or on behalf of such indemnified party to such Person at or prior to the confirmation of the sale of the Registrable Securities to such Person; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

(b) Indemnification by Holder of Registrable Securities. In the event of any registration of any Registrable Securities under the Securities Act, each Holder whose Registrable Securities are included in such Registration Statement or Prospectus shall indemnify (such obligation to indemnify will be several, not joint and several, among such Holders) and hold harmless, to the fullest extent permitted by Law, the Company, its directors, its officers who sign the Registration Statement, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) from and against all Losses arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary Prospectus, contained therein or related thereto, or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, incident to any such registration, qualification, or compliance or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, preliminary, final or summary Prospectus, contained therein or related thereto, or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith; provided, however, that Holders shall not be required to indemnify the Company or any other parties for Losses pursuant to (i) and (ii) above unless such Losses were caused by information furnished by the Holders in writing to the Company or the managing underwriter(s) expressly for inclusion therein; provided, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld or delayed); and provided, further, that in the absence of fraud by such Holder, the liability of such Holder shall be limited to the proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement.

(c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any action, suit or proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been materially prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or action, suit or proceeding, to, unless in the Indemnified Party’s reasonable judgment, based on the advice of counsel, a conflict of interest between such Indemnified and Indemnifying Parties may exist in respect of such claim, assume, at the Indemnifying Party’s expense, the defense of any such claim or action, suit or proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; or (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such claim or action, suit or proceeding or fails to employ counsel reasonably satisfactory to such Indemnified Party, in which case the Indemnified Party shall have the right to employ separate counsel and to assume the defense of such claim or action, suit or proceeding at the Indemnifying Party’s expense; provided, further, however, that the Indemnifying Party shall not, in connection with any one (1) such claim or action, suit or proceeding or separate but substantially similar or related claims or actions, suits or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one (1) firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

(d) Contribution. If the indemnification provided for in this Section 8 is unavailable to an Indemnified Party in respect of any Losses (other than in accordance with its terms), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made (or omitted) by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) Non-Exclusive Remedy. The obligations of the parties under this Section 8 shall be in addition to any liability which any party may otherwise have to any other party.

Section 9. Rule 144. The Company shall (i) use reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act, and (ii) furnish to the Holders as soon as reasonably practical upon written request, (x) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of the Company, and (z) such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of Rule 144, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.

Section 10. Underwritten Registrations.

(a) If any Demand Registration is an Underwritten Offering, the Holders of a majority of the Registrable Securities included in any Demand Registration shall have the right to select the investment banker or investment bankers and managers to administer such Underwritten Offering, subject to the approval of the Company (which approval will not be unreasonably withheld or delayed). The Company shall have the sole right to select the investment banker or investment bankers and managers to administer any Piggyback Registration (that is not as a result of a Demand Registration).

(b) No Person may participate in any Underwritten Registration hereunder unless such Person (i) agrees to sell the Registrable Securities it desires to have covered by Registration Statement on the basis provided in any underwriting arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided that such Person shall not be required to make any representations or warranties other than those related to title and ownership of such Person’s shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with information that is furnished to the Company or the managing underwriter(s) by or on behalf of such Person for use therein and (iii) cooperates with the Company’s reasonable requests in connection with such registration or qualification (it being understood that the Company’s failure to perform its obligations hereunder, which failure is caused by such Person’s failure to cooperate with such reasonable requests, will not constitute a breach by the Company of this Agreement).

Section 11. Other Registration Rights; Termination of Registration Rights.

(a) This Agreement shall terminate and cease to be of effect upon the earliest of (i) the termination of this Agreement by the written consent of each of the parties hereto or their respective successors in interest, (ii) the date on which no Registrable Securities remain outstanding, (iii) the dissolution, liquidation or winding up of the Company, (iv) the seven-year anniversary of the date hereof or (v) either (A) the date on which the Company is no longer required to file reports pursuant to Section 13 or 15(d) of the Exchange Act and has ceased to file reports under the Exchange Act or (B) the date on which a Form 15 (or any successor form) has been filed under the Exchange Act with respect to the Common Stock, unless, in the case of clause (v), such situation or filing is due to the occurrence of any merger, consolidation or other transaction upon consummation of which the issuer of the Common Stock is an entity other than the Company, in which event such rights of the Holders shall not terminate at such time pursuant to such clause (v) and this Agreement shall be assumed by the surviving entity to such transaction. In addition to the foregoing, this Agreement shall terminate as to any Holder when such Holder no longer owns Registrable Securities.

(b) Notwithstanding the foregoing, each of the Company’s and each Holder’s rights and obligations pursuant to Section 8, as well as the Company’s obligations to pay expenses pursuant to Section 7, shall survive with respect to any Registration Statement in which any Registrable Securities of the Holder were included and each Holder’s obligations under Section 5 shall continue in respect of any lock-up period that commenced prior to termination.

(c) Except as provided in this Agreement, the Company has not granted and the Company will not grant to any Person the right to request or require the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of (x) one or more Holders of a majority (combined if more than one Holder) of the then outstanding Registrable Securities held by all of the SHC Qualified Holders, (y) one or more Holders of a majority (combined if more than one Holder) of the then outstanding Registrable Securities held by all of the Spectrum Qualified Holders, in each case, at the time of such consent and (z) one or more Holders of a majority (combined if more than one Holder) of the then outstanding Registrable Securities held by all of the GrubHub Qualified Holders, in each case, at the time of such consent.

Section 12. Miscellaneous.

(a) Governing Law; Submission to Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.

(i) This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of laws, provisions or rules that would cause the application of laws of any jurisdiction other than the State of Delaware.

(ii) Each of the parties hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the exclusive jurisdiction of Chancery Court of the State of Delaware (the “Chosen Courts”) (provided, that if, and only after, such court determines that it lacks subject matter jurisdiction over any such legal action, suit or proceeding, such legal action, suit or proceeding shall be brought in the Federal courts of the United States of America located in the State of Delaware) and any appellate court thereof, in any Action arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such Action shall be heard and determined in such courts, (ii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any Action arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) in any such courts, (iii) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Action in any such courts and (iv) agrees that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the parties hereto agrees that service of process, summons, notice or document by registered mail addressed to it at the applicable address set forth in Section 12(c) shall be effective service of process for any Action brought in any such courts.

(iii) EACH OF THE SELLER, THE COMPANY AND THE PURCHASERS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, EXECUTION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

(b) Entire Agreement; Amendments and Waivers. This Agreement (including the Exhibits and Annexes hereto) and the Stockholders’ Agreement represent the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof. This Agreement may only be amended, supplemented, modified or changed by written agreement of (x) one or more Holders of a majority (combined if more than one Holder) of the then outstanding Registrable Securities held by all of the SHC Qualified Holders, (y) one or more Holders of a majority (combined if more than one Holder) of the then outstanding Registrable Securities held by all of the Spectrum Qualified Holders and (z) one or more Holders of a majority (combined if more than one Holder) of the then outstanding Registrable Securities held by all of the GrubHub Qualified Holders. Notwithstanding the foregoing, any amendment or revision to Annex A hereto that is made by the Company solely to reflect information (i) regarding the Initial Holders or (ii) provided by the Initial Holders regarding a disposition and/or assignment of the Initial Holders’ rights under this Agreement shall not require any approval or consent of the parties hereto. Any provision hereof may only be waived by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(c) Notices. All notices, requests, instructions and other communications hereunder shall be in writing and shall be deemed given to the receiving party (i) upon actual receipt, if delivered personally, (ii) three Business Days after deposit in the mail, if sent by registered or certified mail, (iii) upon confirmation of successful transmission, if sent by facsimile (provided that if given by facsimile such notice, request, instruction or other communication shall be followed up within one Business Day by dispatch pursuant to one of the other methods described herein) or (iv) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

(x)	if to any Holder, to such Holder’s address or facsimile number set forth on Annex A, as such Annex A may be amended or updated from time to time pursuant to this Agreement

(y)	if to the Company, to:

Seamless GrubHub Holdings Inc.

1065 Avenue of the Americas, Floor 15

New York, New York 10018

Attention: Chief Executive Officer

Facsimile No.: (646) 417-6850

Each notice shall be deemed duly given and effective upon receipt as specified above (or refusal of receipt).

(d) Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any Law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

(e) Binding Effect; Assignment. Each Holder may assign its rights hereunder (or a pro rata portion thereof) (A) to any Permitted Transferee of such Holder to which its ownership interest in the Company (or portion thereof) are properly assigned in accordance with the Stockholders’ Agreement or (B) to any Person to which the “Seamless Holdings Stockholders,” the “Spectrum Stockholders” or the “GrubHub Stockholders,” as applicable, have transferred 50% or more of the ownership interest in the Company (each as calculated on an “As Converted” basis) held by such group of “Stockholders” on the “Closing Date” (with each term in quotations in this clause (B) having the meaning given to such term in the Stockholders Agreement); provided in the case of each of the foregoing clauses (A) and (B) that such transferee has executed and agreed to be bound by the Stockholders’ Agreement (if such agreement is still in effect at such time). This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns in accordance with the foregoing provisions of this Section 12(e), and this Agreement shall also be binding upon and inure to the benefit of the Company; provided, however, that in the case of any assignee other than the Company, such assignee shall not be entitled to any rights or benefits hereunder unless such assignee shall have executed and delivered to the Company a Joinder Agreement substantially in the form of Exhibit I attached hereto promptly following the acquisition of such ownership interest in the Company or Registrable Securities in compliance with the provisions of this Agreement, in which event such successor or assign shall be deemed a Holder for purposes of this Agreement and Annex A shall be updated by the Company accordingly pursuant to Section 12(b). Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any Person not a party to this Agreement (other than an Indemnified Party).

(f) Non-Recourse. No past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney or representative of the Company shall have any Liability for any obligations or Liabilities of the Company under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby. No past, present or future Affiliate, agent, attorney or representative of the Holders or any of their respective Affiliates shall have any Liability for any obligations or Liabilities of the Holders or any of their respective Affiliates under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

(g) Counterparts. This Agreement may be executed in any number of counterparts, including by means of facsimile, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

(h) Interpretation. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. The Exhibits, Annexes, Disclosure Schedule and other attachments identified in this Agreement are incorporated herein by reference and made a part hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the date first written above.

SEAMLESS GRUBHUB HOLDINGS INC.

By:	/s/ Matthew Maloney
Name: Matthew Maloney
Title: President

[Signature Page to Registration Rights Agreement]

/s/ Joseph Neubauer
Joseph Neubauer

/s/ L. Frederick Sutherland
L. Frederick Sutherland

J.P. MORGAN PARTNERS (BHCA), L.P.			J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN), L.P.

By:	CCMP Capital Advisors, LLCL.		By:	CCMP Capital Advisors, LLC
	Frederick As Attorney in Fact			As Attorney in Fact

By:	/s/ Ryan Anderson		By:	/s/ Ryan Anderson
	Name:	Ryan Anderson		Name:	Ryan Anderson
	Title:	Managing Director		Title:	Managing Director

J.P. MORGAN PARTNERS GLOBAL			J.P. MORGAN PARTNERS GLOBAL
INVESTORS, L.P.			INVESTORS (SELLDOWN) II, L.P.

By:	CCMP Capital Advisors, LLC		By:	CCMP Capital Advisors, LLC
	As Attorney in Fact			As Attorney in Fact

By:	/s/ Ryan Anderson		By:	/s/ Ryan Anderson
	Name:	Ryan Anderson		Name:	Ryan Anderson
	Title:	Managing Director		Title:	Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS A, L.P.			CCMP CAPITAL INVESTORS II, L.P.

By:	CCMP Capital Advisors, LLC As Attorney in Fact		By:	CCMP Capital Associates, L.P., its General Partner

By:	/s/ Ryan Anderson		By:	CCMP Capital Associates GP, LLC, its general partner
	Name:	Ryan Anderson
	Title:	Managing Director	By:	/s/ Ryan Anderson
				Name:	Ryan Anderson
				Title:	Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.			CCMP CAPITAL INVESTORS (CAYMAN) II, L.P.

By:	CCMP Capital Advisors, LLC		By:	CCMP Capital Associates, L.P., its General Partner
As Attorney in Fact
			By:	CCMP Capital Associates GP, LLC, its general partner

By:	/s/ Ryan Anderson		By:	/s/ Ryan Anderson
	Name:	Ryan Anderson		Name:	Ryan Anderson
	Title:	Managing Director		Title:	Managing Director

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.

By:	CCMP Capital Advisors, LLC
As Attorney in Fact

By:	/s/ Ryan Anderson
	Name:	Ryan Anderson
	Title:	Managing Director

GS CAPITAL PARTNERS V FUND, L.P.

By:	GSCP V Advisors, L.L.C., its General Partner

By:	/s/ Jack Daly
	Name:	Jack Daly
	Title:	Vice President

GS CAPITAL PARTNERS V OFFSHORE FUND, L.P.

By:	GSCP V Offshore Advisors, L.L.C., its General Partner

By:	/s/ Jack Daly
	Name:	Jack Daly
	Title:	Vice President

GS CAPITAL PARTNERS V GMBH & CO. KG

By:	GS Advisors V, L.L.C., its Managing Limited Partner

By:	/s/ Jack Daly
	Name:	Jack Daly
	Title:	Vice President

GS CAPITAL PARTNERS V INSTITUTIONAL, L.P.

By:	GS Advisors V L.L.C., its General Partner

By:	/s/ Jack Daly
	Name:	Jack Daly
	Title:	Vice President

THOMAS H. LEE EQUITY FUND VI, L.P.		THL COINVESTMENT PARTNERS, L.P.

By:	THL Equity Advisors VI, LLC, its general partner	By:	Thomas H. Lee Partners, L.P., its general partner

By:	Thomas H. Lee Partners, L.P., its sole member	By:	Thomas H. Lee Advisors, LLC, its general partner

By:	Thomas H. Lee Advisors, LLC, its general partner	By:	THL Holdco, LLC, its managing member

By:	THL Holdco, LLC, its managing member

By:	/s/ Todd M. Abbrecht	By:	/s/ Todd M. Abbrecht
	Name:		Name:
	Title:		Title:

THOMAS H. LEE PARALLEL FUND VI, L.P.		THL EQUITY FUND VI INVESTORS (ARAMARK), LLC

By:	THL Equity Advisors VI, LLC, its general partner	By:	THL Equity Advisors VI, LLC, its general partner

By:	Thomas H. Lee Partners, L.P., its sole member	By:	Thomas H. Lee Partners, L.P., its sole member

By:	Thomas H. Lee Advisors, LLC, its general partner	By:	Thomas H. Lee Advisors, LLC, its general partner

By:	THL Holdco, LLC, its managing member	By:	THL Holdco, LLC, its managing member

By:	/s/ Todd M. Abbrecht	By:	/s/ Todd M. Abbrecht
	Name:		Name:
	Title:		Title:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.		PUTNAM INVESTMENTS HOLDINGS, LLC

By:	THL Equity Advisors VI, LLC, its general partner	By:	Putnam Investments LLC, its Managing Member

By:	Thomas H. Lee Partners, L.P., its sole member	By:	Thomas H. Lee Advisors, LLC, attorney-in-fact

By:	Thomas H. Lee Advisors, LLC, its general partner	By:	THL Holdco, LLC, its managing member

By:	THL Holdco, LLC, its managing member

By:	/s/ Todd M. Abbrecht	By:	/s/ Todd M. Abbrecht
	Name:		Name:
	Title:		Title:

PUTNAM INVESTMENTS EMPLOYEES’
SECURITIES COMPANY III, LLC

		By:	Putnam Investments Holdings LLC, its Managing Member

		By:	Putnam Investments LLC, its Managing Member

		By:	Thomas H. Lee Advisors, LLC, attorney-in-fact

		By:	THL Holdco, LLC, its managing member

		By:	/s/ Todd M. Abbrecht
Name:
Title:

WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By:	Warburg Pincus IX LLC, its General Partner
By:	Warburg Pincus Pars, LLC, its Sole Member
By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Justin Sadrian
Name: Justin Sadrian

INITIAL HOLDERS:

SLW INVESTOR, LLC

By:	/s/ Benjamin C. Spero
Name: Benjamin C. Spero
Title: President

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as or the Closing Date.

By:	/s/ Michael Evans
Michael Evans

EVANS TRUST U/A/D MARCH 29, 2012

By:	/s/ Michael Evans
Name:	Michael Evans
Title:	Investment Advisor

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the Closing Date.

By:	/s/ Matthew Maloney
Matthew Maloney

MATT AND HOLLY MALONEY FAMILY LIMITED PARTNERSHIP

By:	/s/ Matthew Maloney
Name: Matthew Maloney
Title: General Partner

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the Closing Date.

ORIGIN VENTURES II, L.P.

By:	/s/ Bruce Barron
Name:	Bruce Barron
Title:	Manager of its General Partner

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the Closing Date.

AMICUS CAPITAL, L.P.

By:	Amicus Capital Management LLC
Its:	General Partner

By:	/s/ Robert Zipp
Name:	Robert Zipp
Title:	Managing member

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the Closing Date.

ARBA, LLC

By:	/s/ Dave Pell
Name:	Dave Pell
Title:	Managing Partner

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the Closing Date.

LIGHTSPEED VENTURE PARTNERS VIII, L.P.

By: Lightspeed General Partner VIII, L.P., its general partner

By: Lightspeed Ultimate General Partner VIII, Ltd., its general partner

By:	/s/ Justin Caldbeck
Name:	Justin Caldbeck
Title:	Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the Closing Date.

BENCHMARK CAPITAL PARTNERS VI, L.P.

as nominee for
Benchmark Capital Partners VI, L.P.,
Benchmark Founders’ Fund VI, L.P., and
Benchmark Founders’ Fund VI-B, L.P. and related individuals

By:	Benchmark Capital Management Co. VI, L.L.C., general Partner

By:	/s/ Steven M. Spurlock
Name:	Steven M. Spurlock
Title:	Managing Member

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the Closing Date.

By:	/s/ Chuck Templeton
Chuck Templeton

CHUCK TEMPLETON AND JULIE TEMPLETON, TRUSTEES OF THE CHUCK TEMPLETON LIVING TRUST, DATED AUGUST 10, 2009, AND ANY AMENDMENTS THERETO

By:	/s/ Chuck Templeton
Name:	Chuck Templeton
Title:	Trustee

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the Closing Date.

DAG VENTURES IV-QP, L.P.

By: DAG Ventures Management IV, LLC, its General Partner

By:	/s/ John Caddedu
Name:	John Caddedu
Title:	Managing Director

DAG VENTURES IV, L.P.

By: DAG Ventures Management IV, LLC, its General Partner

By:	/s/ John Caddedu
Name:	John Caddedu
Title:	Managing Director

DAG VENTURES IV, LLC

By:	/s/ John Caddedu
Name:	John Caddedu
Title:	Managing Director

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the Closing Date.

LEO CAPITAL HOLDINGS, LLC

By:	/s/ Randy O. Rissman
Name:	Randy O. Rissman
Title:	Manager

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the Closing Date.

GREENSPRING GLOBAL PARTNERS V-A, L.P.

By: Greenspring General Partner V, LP., its general partner

By:	Greenspring GP V, LLC, its general partner

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	Chief Financial Officer

GREENSPRING GLOBAL PARTNERS V-C, L.P.

By: Greenspring General Partner V, L.P., its general partner

By: Greenspring GP V, LLC, its general partner

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the Closing Date.

RED DEVIL INVESTORS, LLC

By:	/s/ Brent Hill
Name:	Brent Hill
Title:	Managing Member

Annex A

HOLDERS

Holder	Address / Contact Information
SHC Qualified Holders as set forth on Schedule I	1101 Market Street Philadelphia, Pennsylvania 19107 Attention: Treasurer Facsimile No: (215) 238-3284

Spectrum Qualified Holders as set forth on Schedule II	c/o Spectrum Equity Investors 333 Middlefield Road, Suite 200 Menlo Park, California Attention: Ben Spero Facsimile No: (415) 464-4601

GrubHub Qualified Holders as set forth on Schedule III

111 W. Washington Street, Suite 2100

Chicago, Illinois 60602

Attention:

Facsimile No:

With a copy to:

Origin Ventures II, L.P.

1033 Skokie Boulevard

Suite 430

Northbrook, IL 60062

Attn: Bruce N. Barron

Facsimile No: (847) 919-3547

And

Leo Capital Holdings, LLC

400 Skokie Boulevard

Suite 410

Northbrook, IL 60062

Attn: Randall O. Rissman

Facsimile No: (847) 418-3424

Exhibit I

FORM OF

JOINDER AGREEMENT

This JOINDER AGREEMENT is made this [—] day of [—], 20[—], by and between [—] (the “New Holder”) and [—] (the “Company”), pursuant to the Registration Rights Agreement dated as of [—], 2013 (the “Agreement”), by and among Seamless GrubHub Holdings Inc. and the Holders party thereto. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

W I T N E S S E T H:

WHEREAS, the Company has agreed to provide registration rights with respect to the Registrable Securities as set forth in the Agreement; and

WHEREAS, the New Holder has acquired Registrable Securities directly or indirectly from a Holder;

WHEREAS, such Holder has transferred its rights with respect to such Registrable Securities to the New Holder in compliance with the Stockholders’ Agreement; and

WHEREAS, the Company and the Holders have required in the Agreement that all persons desiring registration rights must enter into a Joinder Agreement binding the New Holder to the Agreement to the same extent as if it were an original party thereto.

NOW, THEREFORE, in consideration of the mutual promises of the parties, the New Holder acknowledges that it has received and read the Agreement and that the New Holder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if it were an original party to the Agreement and shall be deemed to be a Holder thereunder; provided, however, that this Joinder Agreement and the above-referenced transfer of rights under the Agreement shall be void ab initio if the New Holder has not, concurrent with or prior to the execution and delivery of this Joinder Agreement, executed and delivered a legally binding joinder to the Stockholders’ Agreement.

[Insert name of New Holder]

Acknowledged and agreed:

[Insert name of Company]

By:
Name:
Title:

Schedule I

SHC Qualified Holders

Joseph Neubauer

L. Frederick Sutherland

CCMP Capital Investors II, L.P.

CCMP Capital Investors (Cayman) II, L.P.

JP Morgan Partners (BHCA), LP

JP Morgan Partners Global Investors, L.P.

JP Morgan Partners Global Investors A, L.P.

JP Morgan Partners Global Investors (Cayman), L.P.

JP Morgan Partners Global Investors (Cayman) II, L.P.

J.P. Morgan Partners Global Investors (Selldown), L.P.

J.P. Morgan Partners Global Investors (Selldown) II, L.P.

GS Capital Partners V Fund, L.P.

GS Capital Partners V Offshore Fund, L.P.

GS Capital Partners V Institutional, L.P.

GS Capital Partners V GmbH & Co. KG THL Equity Fund VI Investors (ARAMARK), LLC

Thomas H. Lee Equity Fund VI, L.P. Thomas H. Lee Parallel Fund VI, L.P.

Thomas H. Lee Parallel (DT) Fund VI, L.P.

Putnam Investment Holdings, LLC

Putnam Investments Employees Securities Company III LLC

THL Coinvestment Partners, L.P.

Warburg Pincus Private Equity IX, L.P.

Schedule II

Spectrum Qualified Holders

SLW Investor, LLC

Schedule III

GrubHub Qualified Holders

Benchmark Capital Partners VI, L.P.

Origin Ventures II, L.P.

Leo Capital Holdings, LLC

Lightspeed Venture Partners VIII, L.P.

DAG Ventures IV-QP, L.P.

DAG Ventures IV, L.P.

DAG Ventures IV, LLC

Amicus Capital, L.P.

Mesirow Financial Capital Partners X, L.P.

Greenspring Global Partners V-A, L.P.

Greenspring Global Partners V-C, L.P.

ARBA, LLC

Red Devil Investors, LLC

Michael Saunders

Matt and Holly Maloney Family Limited Partnership

Matthew Maloney

Michael Evans

Evans Trust U/A/D March 29, 2012